Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Air Products and Chemicals, Inc. (the “Company”) on Form 10-Q for the period ending 31 December 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Eduardo F. Menezes, Chief Executive Officer of the Company, and Melissa N. Schaeffer, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Eduardo F. Menezes
Date: 30 January 2026	Eduardo F. Menezes
Chief Executive Officer and Director

/s/ Melissa N. Schaeffer
Melissa N. Schaeffer
Executive Vice President and Chief Financial Officer